UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): June 25, 2025

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described under Item 5.07 below, at the Annual Meeting (as defined below), the stockholders of LivePerson, Inc. (the “Company”) approved an amendment to the Company's Amended and Restated 2019 Stock Incentive Plan (A) to authorize an increase in the number of shares of the Company's common stock authorized for issuance under the plan by 5,340,000 shares and (B) to clarify that any dividend or dividend equivalent rights provided as part of any award under the plan may not allow for dividends to be paid currently, but rather all such dividends must be accrued and paid only when and if the underlying award vests. Descriptions of the material terms of the plan are set forth under the heading “Proposal No. 4 Amendment to the Amended and Restated 2019 Stock Incentive Plan” in the proxy statement filed by the Company with the Securities and Exchange Commission on May 22, 2025, which description is hereby incorporated into this Item 5.02 by reference. The description included and incorporated by reference above is qualified by reference to the text of the amendment to the plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
The Company’s Board of Directors had previously adopted the amendment to the Amended and Restated 2019 Stock Incentive Plan, subject to stockholder approval. All executive officers of the Company are eligible to participate in the plan.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders virtually via live audio webcast on June 25, 2025 (the “Annual Meeting”). As of May 1, 2025, the record date for the Annual Meeting, there were a total of 93,849,817 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 48,125,161 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.
At the Annual Meeting, the stockholders elected the following Class I director nominees to serve on the Company’s Board of Directors until the Company’s 2028 Annual Meeting of Stockholders, and until such directors’ successors shall have been duly elected and qualified, with the following voting results:

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Vanessa Pegueros	22,627,510	628,394	N/A	24,869,257

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
William G. Wesemann	22,605,895	650,009	N/A	24,869,257
At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, P.C. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025 with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
46,869,146	1,128,047	127,968	—
At the Annual Meeting, the stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,090,218	1,043,191	122,495	24,869,257

At the Annual Meeting, the stockholders also approved an amendment to the Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder and to make certain other changes thereto, as described under Item 5.02, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,743,431	1,339,633	172,840	24,869,257

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description
10.1	Amendment to the Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 1, 2025
LIVEPERSON, INC.
(Registrant)

By:    /s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel